UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 16, 2006

                           SAFETEK INTERNATIONAL, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware              033-22175        75-2226896
    ----------------------------   ------------   -------------------
    (State or other jurisdiction   (Commission    (I.R.S. Employer
          of incorporation)        File Number)   Identification No.)


   23 Aminadav St. Tel Aviv, Israel                      67898
 ---------------------------------------              ----------
 (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: +972-3-561-3468

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      To obtain funding for its ongoing operations, Safetek International, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on November 18, 2005 for the sale of (i) $750,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,000,000 shares of our common stock.

      On November 18, 2005, the Investors purchased $250,000 in Notes and received Warrants to purchase 333,332 shares of the Company's common stock. On May 16, 2006, the Investors purchased an additional $250,000 in Notes and received Warrants to purchase 333,332 shares of the Company's common stock. The Company received net proceeds of $217,500.00, after deducting expenses of $32,500.00. In addition, the Investors are obligated to provide the Company with an additional $250,000 to be funded within five business days of the effectiveness of the registration statement.

      The Notes bear interest at 8%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.15 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of May 16, 2006, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $0.09 and, therefore, the conversion price for the secured convertible notes was $0.45. Based on this conversion price, the $750,000 Notes, excluding interest, were convertible into 16,666,667 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.15 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $.30 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The sale of the Notes described in Item 1.01 was completed on November 18, 2005 with respect to $250,000 of the Notes and on May 16, 2006 with respect to $250,000 of the Notes. As of the date hereof, the Company is obligated on $500,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

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ITEM 8.01 OTHER EVENTS

      The Board of Directors has determined not to solicit proxies at this present time pursuant to the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on May 8, 2006 (the "Proxy Statement"). The Proxy Statement had been filed for the purpose of soliciting proxies for a special meeting of the shareholders scheduled to be held on May 31, 2006 (the "Special Meeting"). The Board of Directors has currently determined to cancel the Special Meeting and, therefore, it is no longer necessary for proxies to be solicited pursuant to the Proxy Statement. If the Board of Directors determines to reschedule the Special Meeting at a later date, a new proxy statement will be filed by the Company with the Securities and Exchange Commission. Neither copies of the Proxy Statement nor any other proxy materials regarding the Special Meeting have been mailed to any of the Company's shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

10.1 Securities Purchase Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)
10.2              Form of Callable Secured Convertible Note dated November 18,
                  2005 (1)
10.3              Form of Stock Purchase Warrant dated November 18, 2005 (1)
10.4 Registration Rights Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)
10.5 Security Agreement dated November 18, 2005by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)
10.6 Intellectual Property Security Agreement dated November 18, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)
10.7              Form of Callable Secured Convertible Note dated May 16, 2006
10.8              Form of Stock Purchase Warrant dated May 16, 2006
----------------------------------------
(1) Incorporated by reference to the exhibits to Registrants Form 8-K filed on November 28, 2005.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SAFETEK INTERNATIONAL, INC.

Date: May 18, 2005                          By:/s/Amnon Presler
                                               ---------------------------------
                                            Name: Amnon Presler
                                            Title:  Chief Executive Officer